EXHIBIT 99.1

CONFIDENTIAL SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

This Confidential Settlement Agreement and Mutual General Release (the “Agreement”), is entered into as of this 28th day of December, 2011, by and between Bovie Medical Corporation (“Bovie”), Andrew Makrides (“Makrides”) and Moshe Citronowicz (“Citronowicz”), on the one hand, and Steve Livneh (“Livneh”), Henvil Corp. Ltd. (“Henvil”), and Lican Developments Ltd. (“Lican”), on the other hand.  Each of Bovie, Makrides, Citronowicz, Livneh, Henvil and Lican is referred to herein individually as a “Party,” and collectively as the “Parties.”  As used herein, the phrases “this Agreement,” “hereto,” “hereunder,” and phrases of like import shall mean this Agreement.  All capitalized terms shall have the meanings ascribed to them in the Agreement.

R E C I T A L S

WHEREAS, on January 11, 2006, Bovie entered into a Consulting and Intellectual Property Assignment Agreement with Livneh and Henvil (the “Assignment Agreement”); and

WHEREAS, on October 2, 2006, Bovie entered into an Asset Purchase Agreement with Lican (the “Purchase Agreement”); and

WHEREAS, ancillary to the Purchase Agreement, Bovie entered into a Non-Competition Covenant with Lican (the “Non-Competition Covenant”); and

WHEREAS, ancillary to the Purchase Agreement, Bovie entered into an Employment Agreement with Livneh (the “Employment Agreement”); and

WHEREAS, on April 8, 2008, Livneh was elected to serve on the Board of Directors of Bovie; and

WHEREAS, on April 8, 2008, Livneh was appointed Chief Technology Officer of Bovie, a position that he held until it was discontinued on March 26, 2009; and

WHEREAS, on or about November 1, 2009, Bovie, Livneh and Lican began operating under a Consulting Services Agreement (the “Consulting Agreement”); and

WHEREAS, on or about April 12, 2010, Bovie entered into a Bill of Sale Agreement with Henvil (the “Bill of Sale Agreement”); and

WHEREAS, disputes arose between Bovie, Makrides and Citronowicz, on the one hand, and Livneh, Henvil and Lican, on the other hand; and

WHEREAS, on July 9, 2010, Bovie filed a Verified Complaint for Declaratory and Injunctive Relief and Damages and Demand for Jury Trial, captioned Bovie Medical Corporation v. Steve Livneh, Henvil Corp. Ltd., and Lican Developments, Ltd., Civil Action File No. 8:10-cv-01527-SCB-EAJ, in the Middle District of Florida, Tampa Division, alleging claims against Livneh, Henvil and Lican for breach of contract, breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty and duty of loyalty, violation of the Uniform Trade Secrets Act, tortious interference with contractual, business and prospective business relations, defamation, slander of title, and unjust enrichment, and seeking damages, a declaratory judgment, and preliminary and permanent injunctions (the “Florida Litigation”); and

WHEREAS, on July 12, 2010, Bovie provided Livneh with 30 days’ notice of termination of the Consulting Agreement; and

WHEREAS, on July 16, 2010, Bovie removed Livneh from its Board of Directors; and

WHEREAS, on December 20, 2010, Bovie filed a Verified Complaint for Declaratory and Injunctive Relief and Damages and Demand for Jury Trial in the Southern District of New York, captioned Bovie Medical Corporation v. Steve Livneh and Henvil Corp. Ltd., Civil Action File No. 10 Civ. 9529 (CM) (GWG), alleging claims against Livneh and Henvil for breach of contract and breach of the implied covenant of good faith and fair dealing, and seeking damages, a declaratory judgment, and preliminary and permanent injunctions (the “New York Litigation”); and

WHEREAS, on January 10, 2011, Livneh, Henvil and Lican filed a Counter-Complaint/Third Party Complaint in the Florida Litigation, alleging claims against Bovie, Makrides and Citronowicz for fraud, fraud in the inducement, fraudulent misrepresentation, breach of fiduciary duty, negligent misrepresentation, innocent misrepresentation, breach of contract, tortious interference, shareholder derivative, defamation, breach of good faith and fair dealing, violation of the Uniform Trade Secrets Act, and Florida Whistleblower’s Act, and seeking damages, rescission, and a declaratory judgment; and

WHEREAS, Bovie, Makrides and Citronowicz deny Livneh’s, Henvil’s and Lican’s claims and allegations in the Florida Litigation; and

WHEREAS, Livneh, Henvil and Lican deny Bovie’s claims and allegations in the Florida Litigation and New York Litigation; and

WHEREAS, the Parties desire to finally and forever resolve all disputed matters between them existing as of the date of this Agreement, whether or not raised in the Litigation; and

WHEREAS, the Parties have entered into this Agreement to bring about such resolution;

NOW, THEREFORE, the Parties, with the intent of totally ending and forever foreclosing all matters or potential matters in dispute between the Parties up to the time of this Agreement, thereby assuring peace between the Parties based on such matters, in return for the mutual promises and consideration contained herein, the sufficiency of which is expressly acknowledged, agree as follows:

1.	Settlement Amount.

a.
Lump Sum Payment.  Within ten (10) days after the filing of the Stipulations of Dismissal with Prejudice as set forth in Sections 8 and 9, below, Bovie shall make a one-time, lump sum payment to Livneh, payable to “Steve Livneh or any entity named by him” in the amount of Two Hundred Fifty Thousand and No/100ths U.S. Dollars ($250,000.00) (the “Lump Sum Payment”).

b.
Installment Payments.  Contingent upon the execution of this Agreement by all of the Parties hereto, Bovie shall make a total of eighteen (18) payments to Livneh, payable to “Steve Livneh or any entity named by him” in the amount of Twenty-Three Thousand Two Hundred Twenty Two and 22/100ths U.S. Dollars ($23,222.22) each.  The first payment shall commence on the first day of the second full month after the month in which the Lump Sum Payment is made, with subsequent payments continuing for the next seventeen (17) months (the “Installment Payments”).  Prepayment, in whole or in part, shall be permitted without penalty.

c.
Reimbursement of Business Expenses.  Within seven (7) days of Livneh’s execution of this Agreement, he shall provide to Bovie documentation supporting all unpaid expenses that Livneh incurred on behalf of Bovie during the period of his employment and/or consultancy, i.e., from October 1, 2006, through August 11, 2010.  The Parties agree that the aggregate amount of the expenses to be presented is Fifteen Thousand Nine Hundred Seven and 71/100ths U.S. Dollars ($15,907.71).  Bovie shall reimburse Livneh for such expenses within fourteen (14) days of the presentation of such documentation; provided, however, that if Bovie can establish that it previously paid to Livneh any portion of these expenses, then Bovie shall not be obligated to reimburse Livneh a second time.

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d.
MEG Royalty Payment.  Within ten (10) days after the filing of the Stipulations of Dismissal with Prejudice as set forth in Sections 8 and 9, below, Bovie shall make a one-time, lump sum payment to Livneh or any entity named by him in the amount of Fourteen Thousand Seven Hundred and No/100ths U.S. Dollars ($14,700.00), representing the balance of the amounts due to Henvil under the Bill of Sale Agreement (the “MEG Royalty Payment”).

e.
Transfer of Title of Vehicle.  Within ten (10) days after the filing of the Stipulations of Dismissal with Prejudice as set forth in Sections 8 and 9, below, Bovie shall transfer the title to the certain automobile, which the Parties agree is a Summit White 2007 Chevrolet Colorado TR, VIN 1GCDT13E078168707 (the “Vehicle”), to Livneh.  Upon such transfer of title of the Vehicle, Livneh shall become liable for insuring the vehicle and shall take all further steps to perfect the transfer of title, complete registration, and receive license plates from any applicable government authorities.

Together, the Lump Sum Payment, the Installment Payments, the Reimbursement of Business Expenses, the MEG Royalty Payment, and the transfer of title of the Vehicle shall constitute the “Settlement Amount.”  The Parties agree and acknowledge that the Settlement Amount shall constitute full, final, and complete settlement of any monies, liabilities, or other obligations claimed to be owed to Livneh, Henvil or Lican by Bovie, Makrides or Citronowicz based on any acts, events, incidents, occurrences, omissions or transactions from the beginning of time up to and including the date of this Agreement.

2.
Deletion of Restrictions on Bovie Stock.  The Parties agree and acknowledge that on December 23, 2011, Livneh requested that Bovie remove any and all restrictions of record with respect to the 200,000 shares of its common BVX shares previously issued to Lican.  Bovie agrees and acknowledges that, prior to the date of this Agreement, it forwarded Livneh’s request to its securities counsel with a request from Bovie to prepare an opinion letter directed to Bovie’s transfer agent, stating counsel’s opinion that the shares have been held long enough and that the restrictive legend(s) may be removed.  A copy of the draft of the opinion is attached hereto as Exhibit A.  Bovie does not anticipate any obstacles to the removal of these restrictions, and shall perform any additional acts reasonably necessary to effectuate the removal of these restrictions on its stock, remove the legend in favor of Lican, and replace it with Livneh’s name.

3.
Transfer and Assignment of Certain Assigned Patents.  Effective immediately upon execution of this Agreement by all of the Parties hereto, Bovie will sell at no charge, transfer, convey, assign and deliver to Livneh, and Livneh will purchase at no charge or acquire from Bovie at no charge, all right, title and interest of Bovie in and to medical devices and related services based on or derived from the Intellectual Property pertaining to the Modular Ergonomic Grip (“MEG”), Modullion, RF Skin Resurfacing, Scannula, Double Jaw Forceps, and Tip-On-Tube designs and trade name (the “Assigned Patents”).  Bovie states that it received 510(k) premarket approval from the U.S. Food and Drug Administration for MEG Laparoscopic Electrodes, 510(k) No. K081431, on July 24, 2008.  Bovie further states that the following MEG devices were added to the CE marked product list on the following dates:  (a) May 7, 2008 (MIHNDI, MI32SFT, MI32STS-DI, MI32CMS-DI, MI32AGG-RI, MI32ALG-RI, MI32ATG-RI, MI32BCG-RI, MI32BLD-RI, MI32DND-RI, MI32MYD-RI, MI32MXD-RI, MI32-STS-DC, MI32CMS-DC, MI32-AGG-DC, MI32-ALG-DC, MI32-ATG-DC, MI32-BCG-DC, MI32-MYD-DC, MI32-MXD-DC); and (b) November 17, 2008 (MIHNDI-NR, MI32ECG-RI, MI32JG2-RI, MI32STS-LUI, MI32CMS-LUI, MI32ECG-DC, MI32JG2-DC, MI32BLD-DC, MI32DND-DC).  Bovie will provide Livneh with a copy of the certificate(s) issuing the CE mark and supply, upon Livneh’s request, letters confirming Bovie’s transfer of its right, title and interest in the MEG to Livneh or an entity named by him.  In addition, Bovie hereby transfers and assigns to Livneh all of the parts and the molds to make said parts identified on the attached Exhibit B, all parts and plastic and/or metal molds for the MEG device, and all packaging materials and fixtures that are specific to the MEG device.  Bovie states that all of the parts and the molds to make said parts identified on Exhibit B are located in the People’s Republic of China; Bovie therefore shall notify its vendors that Livneh is now the owner of those molds (within ten (10) days of the filing of the Stipulations of Dismissal) or take appropriate steps to cause such molds to be sent to Livneh at Livneh’s discretion and at Bovie’s cost.  An inventory of Bovie’s plastic molds for the MEG device is attached hereto as Exhibit C; Bovie shall notify its vendors that Livneh is now the owner of those items (within ten (10) days of the filing of the Stipulations of Dismissal) or take appropriate steps to locate, assemble and cause such items to be sent to Livneh at Bovie’s cost.  Livneh may choose to have the molds to remain with present vendors.  Attached as Exhibit D are copies of Bovie’s patent status reports from the Howard & Howard Attorneys PLLC and Fildes & Outland PC law firms.  Bovie hereby designates Andrew Makrides as its contact person for handling all future issues from Livneh relating to the MEG requiring input from Bovie.  For purposes of this Agreement, the Parties agree and acknowledge that “Intellectual Property” shall include, but not be limited to, any and all United States and foreign patents (including design patents, industrial designs and utility models) and patent applications (including docketed patent disclosures awaiting filing, reissues, divisions, continuations-in-part and extensions), patent disclosures awaiting filing determination, inventions and improvements thereto; trademarks, service marks, trade names, trade dress, logos, business and product names, slogans, and registrations and applications for registration thereof; copyrights (including software) and registrations thereof; inventions, processes, designs, formulae, trade secrets, know-how, industrial models, confidential and technical information, manufacturing, engineering and technical drawings, product specifications and confidential business information; mask work and other semiconductor chip rights and registrations thereof; intellectual property rights similar to any of the foregoing; copies and tangible embodiments thereof (in whatever form or medium, including electronic media) (“Intellectual Property”) and all rights thereunder or in respect thereof primarily relating to or used or held for use in connection with business, including, but not limited to, rights to sue for and remedies against past, present and future infringements thereof, and rights of priority and protection of interests therein under the laws of any jurisdiction worldwide and all tangible embodiments thereof.  Livneh acknowledges and agrees that the tangible items being transferred pursuant to this Section are being acquired in as-is condition with no warranties, either expressed or implied, and that he is assuming all risks associated with such items.

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a.
Indemnification.  In the event of any infringement or misappropriation or claim of infringement of third party rights in respect of any of the Assigned Patents, Livneh will have the right to determine an appropriate course of action to enforce or defend such Assigned Patents or otherwise abate the infringement or misappropriation thereof, to take (or refrain from taking) appropriate action to enforce or defend such Assigned Patents, and, in the event that Livneh elects to take action, to control any litigation or other enforcement action, to enter into or permit the settlement of any such litigation or any other enforcement action with respect to such Assigned Patents, and to recover and retain any monetary damages, settlement, royalties or other recovery arising from such litigation or other enforcement action.  Livneh shall indemnify and hold harmless Bovie against any and all losses arising out of or in relation to any infringement or misappropriation or claim of infringement of third party rights in respect of any of the Assigned Patents.  Livneh hereby agrees to indemnify and hold harmless Bovie against any and all liability, claims, suits, losses, costs and legal fees caused by, arising out of, or resulting from any alleged defects in any tangible items being transferred pursuant to this Section 3.

b.
Royalty Payable by Livneh.  Livneh agrees to pay or cause to be paid to Bovie royalty payments of Three Percent (3%) on Livneh’s Net Sales of the Assigned Patents (excluding any Net Sales of the RF Skin Resurfacing and/or Tip-On-Tube).  The royalties payable under this Section shall be determined for Net Sales of the Assigned Patents (excluding any Net Sales of the RF Skin Resurfacing and/or Tip-On-Tube) on a six month basis and shall be disbursed no later than sixty (60) days after the end of each six month period.  The Parties agree that “Net Sales” shall mean the arithmetic result determined by subtracting the following items from gross sales:  merchandise returned for credit, allowances for damaged or missing goods, freight out, sales demo unit and free samples and any cash discounts allowed.

c.
Royalty Upon Livneh’s Sale of the Assigned Patents.  Livneh agrees to pay or cause to be paid to Bovie a one-time royalty payment of Five Percent (5%) of the value of the Intellectual Property pertaining to the Assigned Patents upon the closing of any bona fide sale for adequate and full consideration by Livneh, Henvil or Lican of their right, title or interest in any Intellectual Property pertaining to the Assigned Patents.  The royalties payable under this Section shall be disbursed no later than thirty (30) days after the closing of any such sale.  Livneh, Henvil and Lican shall promptly inform Bovie of any sale implicating Bovie’s royalty rights under this Section.

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4.
License Grant for Seal-N-Cut.  Effective immediately upon execution of this Agreement by all of the Parties hereto, Bovie hereby grants to Livneh an exclusive, non-transferable, irrevocable, indivisible license to produce, market and sell, and/or have produced, marketed and sold, the Seal-N-Cut device in the People’s Republic of China.  Livneh may produce, and/or have produced, the Seal-N-Cut device anywhere he chooses so long as the products are sold solely in the People’s Republic of China.  Livneh will not use or authorize any public use, direct or indirect, of the Seal-N-Cut device outside People’s Republic of China and will not knowingly sell any products covered by this Agreement to persons who intend or are likely to resell them outside People’s Republic of China.  Bovie shall provide Livneh with a list of its tooling and vendor contact information in the People’s Republic of China.  Livneh shall have the right to negotiate and purchase directly from these vendors so long as the products are sold solely in the People’s Republic of China.  Livneh shall have the right to purchase Bovie’s ICON VS generator for purposes of selling the Seal-N-Cut device in the People’s Republic of China.  Notwithstanding the foregoing, Livneh shall have no right to use the Bovie name or any Bovie trademarks, service marks, trade names, trade dress, logos, business or product names, slogans, or copyrights in furtherance of his sales efforts permitted hereunder without Bovie’s prior written approval.  Livneh shall have no right to sublicense to any third party without Bovie’s prior written approval.  Bovie shall not have the right to sell directly or indirectly, or license or allow or cause the sales of any Seal-N-Cut devices, or its ICON VS generator, in the People’s Republic of China for the duration of this Agreement; provided, however, in the event that Livneh has not offered for sale the Seal-N-Cut device in the People’s Republic of China by December 31, 2015, then, commencing on January 1, 2016, Bovie shall have the right to sell directly or indirectly, or license or allow or cause the sales of Seal-N-Cut devices, or its ICON VS generator, in the People’s Republic of China.

a.
Royalty Payable by Livneh to Bovie for Net Sales in China.  Livneh agrees to pay or cause to be paid to Bovie royalty payments of Three Percent (3%) on Livneh’s Net Sales of the Seal-N-Cut device in the People’s Republic of China.  The royalties payable under this Section shall be determined for Net Sales on a six month basis and shall be disbursed no later than sixty (60) days after the end of each six month period.

b.	Royalty Payable by Bovie to Livneh for Net Sales Outside of China.

i.
Bovie agrees to pay or cause to be paid to Livneh royalty payments of Three Percent (3%) on Bovie’s Net Sales of the Seal-N-Cut device outside the People’s Republic of China.  The royalties payable under this Section shall be determined for Net Sales on a six month basis and shall be disbursed no later than sixty (60) days after the end of each six month period.

ii.
Notwithstanding the foregoing, in the event that Bovie has not offered for sale the Seal-N-Cut device by December 31, 2013, then, commencing on January 1, 2014, and for each full calendar year thereafter in which Bovie does not offer for sale any Seal-N-Cut device, Bovie shall pay to Livneh an annual payment of Ten Thousand and No/100ths U.S. Dollars ($10,000.00). Upon Bovie’s offering for sale of any Seal-N-Cut device, Livneh’s entitlement to royalties under this Section 4(b)(ii) shall immediately terminate, and all future royalties shall be calculated solely as set forth in Section 4(b)(i).

Bovie’s obligation to pay royalties under this Section 4(b) shall continue during the lifetime of the Seal-N-Cut patents, i.e., through March 20, 2030.

c.
Royalty Upon Bovie’s Sale of the Seal-N-Cut.  Bovie agrees to pay or cause to be paid to Livneh a one-time royalty payment of Five Percent (5%) of the value of the Intellectual Property pertaining to the Seal-N-Cut device upon the closing of any bona fide sale for adequate and full consideration by Bovie of its right, title or interest in any Intellectual Property pertaining to the Seal-N-Cut device.  The royalties payable under this Section shall be disbursed no later than thirty (30) days after the closing of any such sale.  Bovie shall promptly inform Livneh of any sale implicating Livneh’s royalty rights under this Section.

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d.
Sale of ICON VS Generator.  Within ten (10) days after the filing of the Stipulations of Dismissal with Prejudice as set forth in Sections 8 and 9, below, Bovie shall provide to Livneh one (1) ICON VS generator, complete with footswitches, at the price of Five Thousand Five Hundred and No/100ths U.S. Dollars ($5,500.00).  The cost of the generator shall be in the form of (1) a credit in Bovie’s favor towards the amount of any royalties due to Livneh pursuant to Section 4(b)(i), above, or (2) the first $5,500.00 of Livneh’s Net Sales of the Seal-N-Cut in the People’s Republic of China, whichever comes first.  Bovie shall issue a purchase order to Livneh for this generator.  The generator sold by Bovie pursuant to this Section shall be programmed with the current end parameters, and Bovie shall provide a list of these parameters to Livneh.  The Parties acknowledge that Bovie has not obtained approval to sell or market the ICON VS generator from the People’s Republic of China, and, as a result, the Parties agree that the generator transferred to Livneh pursuant to this Agreement shall be for demonstration or laboratory use only, and shall not under any circumstances be for use on humans.  Bovie will make additional ICON VS generators available for sale to Livneh at the price of Seven Thousand Five Hundred and No/100ths U.S. Dollars ($7,500.00) for the first two years after the Parties’ execution of this Agreement, after which time Bovie shall be entitled to increase the price of ICON VS generators sold to Livneh for demonstration or laboratory use by no more than Five Percent (5%) per year.

5.
Security Interest.  To secure its obligations under Section 1 of this Agreement, Bovie grants and pledges to Livneh a security interest in all rights, title and interest of Bovie in and to the Seal-N-Cut device, including all Intellectual Property pertaining thereto (the “Pledged Collateral”).  If Bovie should fail to make any payment required by Section 1 of this Agreement, and not cure such failure in a timely fashion as provided in Section 14, below, Livneh may to the full extent permitted by law (a) exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including, without limitation, perfecting assignment of any and all contractual rights and powers with respect to the Pledged Collateral, and (b) sell or assign or grant a license to use, or cause to be sold, assigned or licensed any or all of the Pledged Collateral or any part thereof, in each case, free of all rights and claims of Bovie therein and thereto.

6.	Mutual General Releases.

a.
General Release by Livneh.  Upon execution of this Agreement by all of the Parties hereto, Livneh hereby knowingly, voluntarily and irrevocably releases, forever discharges and acquits, both jointly and severally, Bovie, Makrides and Citronowicz, together with and on behalf of their parents, subsidiaries, affiliates, divisions, owners, shareholders, members, partners, directors, officers, employees, servants, agents, contractors, representatives, spouses, relatives and attorneys, in their official and individual capacities, along with their predecessors, successors and assigns (collectively and individually referred to in this Section as the “Bovie Releasees”) from any actions, causes of action, suits, debts, dues, sums of money, accounts, damages, entitlement, expenses, attorneys fees, costs, punitive damages, penalties, judgments, claims, counterclaims, cross-claims, third party claims, or demands whatsoever, in law or in equity, and legal and equitable relief of every kind and nature, whether based on, arising from or relying upon any local, state, federal or international constitution, statute, regulation, rule, ordinance, decision or common law, whether known or unknown to Bovie, which Bovie ever had, now has or may or might in the future have against the Livneh Releasees based on any acts, events, incidents, occurrences, omissions or transactions from the beginning of time up to and including the date of this Agreement (collectively referred to in this Section as “Claims”), including but not limited to (i) those Claims which were asserted in the Florida Litigation or the New York Litigation; (ii) those Claims sounding in tort or contract; (iii) those Claims arising from any statute, common law, or other law; (iv) those Claims arising from or in connection with Livneh’s employment with Bovie, Livneh’s service on Bovie’s Board of Directors, Livneh’s service as Bovie’s Chief Technology Officer, or other engagement or relationship between Bovie, Makrides, Citronowicz, Livneh, Henvil or Lican; (v) those Claims for legal, equitable, declaratory or injunctive relief, or for damages, backpay, front pay, expense reimbursement, ownership interests, equity, royalties, attorney’s fees and costs of litigation; and (vi) any other Claims which could have been asserted in the Florida Litigation or New York Litigation; provided, however, that this Agreement does not waive Claims that may arise after the date the Agreement is executed, such as claims regarding the payments due to Livneh set forth herein.

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b.
General Release by Henvil.  Upon execution of this Agreement by all of the Parties hereto, Henvil hereby knowingly, voluntarily and irrevocably releases, forever discharges and acquits, both jointly and severally, the Bovie Releasees from any Claims, including but not limited to (i) those Claims which were asserted in the Florida Litigation or the New York Litigation; (ii) those Claims sounding in tort or contract; (iii) those Claims arising from any statute, common law, or other law; (iv) those Claims arising from or in connection with Livneh’s employment with Bovie, Livneh’s service on Bovie’s Board of Directors, Livneh’s service as Bovie’s Chief Technology Officer, or other engagement or relationship between Bovie, Makrides, Citronowicz, Livneh, Henvil or Lican; (v) those Claims for legal, equitable, declaratory or injunctive relief, or for damages, backpay, front pay, expense reimbursement, ownership interests, equity, royalties, attorney’s fees and costs of litigation; and (vi) any other Claims which could have been asserted in the Florida Litigation or New York Litigation; provided, however, that this Agreement does not waive Claims that may arise after the date the Agreement is executed, such as claims regarding the payments due to Livneh set forth herein.

c.
General Release by Lican.  Upon execution of this Agreement by all of the Parties hereto, Lican hereby knowingly, voluntarily and irrevocably releases, forever discharges and acquits, both jointly and severally, the Bovie Releasees from any Claims, including but not limited to (i) those Claims which were asserted in the Florida Litigation or the New York Litigation; (ii) those Claims sounding in tort or contract; (iii) those Claims arising from any statute, common law, or other law; (iv) those Claims arising from or in connection with Livneh’s employment with Bovie, Livneh’s service on Bovie’s Board of Directors, Livneh’s service as Bovie’s Chief Technology Officer, or other engagement or relationship between Bovie, Makrides, Citronowicz, Livneh, Henvil or Lican; (v) those Claims for legal, equitable, declaratory or injunctive relief, or for damages, backpay, front pay, expense reimbursement, ownership interests, equity, royalties, attorney’s fees and costs of litigation; and (vi) any other Claims which could have been asserted in the Florida Litigation or New York Litigation; provided, however, that this Agreement does not waive Claims that may arise after the date the Agreement is executed, such as claims regarding the payments due to Livneh set forth herein.

d.
General Release by Bovie.  Upon execution of this Agreement by all of the Parties hereto, Bovie hereby knowingly, voluntarily and irrevocably releases, forever discharges and acquits, both jointly and severally, Livneh, Henvil and Lican, together with and on behalf of their parents, subsidiaries, affiliates, divisions, owners, shareholders, members, partners, directors, officers, employees, servants, agents, contractors, representatives, spouses, relatives and attorneys, in their official and individual capacities, along with their predecessors, successors and assigns (collectively and individually referred to in this Section as the “Livneh Releasees”) from any Claims, including but not limited to (i) those Claims which were asserted in the Florida Litigation or the New York Litigation; (ii) those Claims sounding in tort or contract; (iii) those Claims arising from any statute, common law, or other law; (iv) those Claims arising from or in connection with Livneh’s employment with Bovie, Livneh’s service on Bovie’s Board of Directors, Livneh’s service as Bovie’s Chief Technology Officer, or other engagement or relationship between Bovie, Makrides, Citronowicz, Livneh, Henvil or Lican; (v) those Claims for legal, equitable, declaratory or injunctive relief, or for damages, backpay, front pay, expense reimbursement, ownership interests, equity, royalties, attorney’s fees and costs of litigation; and (vi) any other Claims which could have been asserted in the Florida Litigation or New York Litigation; provided, however, that this Agreement does not waive Claims that may arise after the date the Agreement is executed, such as claims regarding the payments due to Bovie set forth herein.

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e.
General Release by Makrides.  Upon execution of this Agreement by all of the Parties hereto, Makrides hereby knowingly, voluntarily and irrevocably releases, forever discharges and acquits, both jointly and severally, the Livneh Releasees from any Claims, including but not limited to (i) those Claims which were asserted in the Florida Litigation or the New York Litigation; (ii) those Claims sounding in tort or contract; (iii) those Claims arising from any statute, common law, or other law; (iv) those Claims arising from or in connection with Livneh’s employment with Bovie, Livneh’s service on Bovie’s Board of Directors, Livneh’s service as Bovie’s Chief Technology Officer, or other engagement or relationship between Bovie, Makrides, Citronowicz, Livneh, Henvil or Lican; (v) those Claims for legal, equitable, declaratory or injunctive relief, or for damages, backpay, front pay, expense reimbursement, ownership interests, equity, royalties, attorney’s fees and costs of litigation; and (vi) any other Claims which could have been asserted in the Florida Litigation or New York Litigation; provided, however, that this Agreement does not waive Claims that may arise after the date the Agreement is executed, such as claims regarding the payments due to Bovie set forth herein.

f.
General Release by Citronowicz.  Upon execution of this Agreement by all of the Parties hereto, Citronowicz hereby knowingly, voluntarily and irrevocably releases, forever discharges and acquits, both jointly and severally, the Livneh Releasees from any Claims, including but not limited to (i) those Claims which were asserted in the Florida Litigation or the New York Litigation; (ii) those Claims sounding in tort or contract; (iii) those Claims arising from any statute, common law, or other law; (iv) those Claims arising from or in connection with Livneh’s employment with Bovie, Livneh’s service on Bovie’s Board of Directors, Livneh’s service as Bovie’s Chief Technology Officer, or other engagement or relationship between Bovie, Makrides, Citronowicz, Livneh, Henvil or Lican; (v) those Claims for legal, equitable, declaratory or injunctive relief, or for damages, backpay, front pay, expense reimbursement, ownership interests, equity, royalties, attorney’s fees and costs of litigation; and (vi) any other Claims which could have been asserted in the Florida Litigation or New York Litigation; provided, however, that this Agreement does not waive Claims that may arise after the date the Agreement is executed, such as claims regarding the payments due to Bovie set forth herein.

7.
Release of Non-Competition Agreements.  As a part of the consideration for this  agreement, Bovie, on behalf of itself as well as its subsidiaries and affiliates, as well as Makrides and Citronowicz, release and discharge Livneh, Lican and Henvil from any and all agreements, arrangements, or understandings prohibiting or otherwise limiting the ability and opportunity of Livneh, Lican and Henvil, either individually or jointly, from competing with Bovie, its subsidiaries or affiliates in the development, manufacture, patenting, marketing or sale of any product or design which competes or may compete with any such product or design of Bovie.  This is intended as a complete release from any such non-competition agreement and is intended to be liberally construed to include any claim of competition; provided, however, that Livneh, Henvil and Lican agree to honor the terms of any such non-competition agreement to the extent that it relates to the development, manufacture, marketing or sale of the Seal-N-Cut device anywhere in the world outside the People’s Republic of China.

8.
Dismissal of the Florida Litigation.  Within ten (10) days after the execution of this Agreement by all of the Parties hereto, the Parties shall cause to be completed, executed and filed in the Florida Litigation a Stipulation of Dismissal with Prejudice, consistent with this Agreement and in the form attached hereto as Exhibit E.

9.
Dismissal of the New York Litigation.  Within ten (10) days after the execution of this Agreement by all of the Parties hereto, the Parties shall cause to be completed, executed and filed in the New York Litigation a Stipulation of Dismissal with Prejudice, consistent with this Agreement and in the form attached hereto as Exhibit F.

8

10.
Confidentiality.  The Parties agree to keep the existence and all terms of this Agreement confidential and covenant that they shall make no disclosure to any person or entity of the existence of this Agreement or the terms of this Agreement, including but not limited to disclosure of whether any amounts were paid under this Agreement or the amount of such payment.  While not limiting the generality of the foregoing, “disclosure” includes a statement, written or oral, to any person, entity, newspaper, magazine, radio station, television station, publishing company or website.  In particular, and without limiting the generality of the foregoing, Livneh agrees and acknowledges that he shall make no statements, whether public or private, regarding the existence of this Agreement, the terms of this Agreement, whether any amounts were paid under this Agreement, or the amount of such payment, to Bruce A. Arbit, Curt Coulter, or any other plaintiff in that lawsuit currently pending in the Middle District of Florida, Tampa Division, captioned Bruce A. Arbit and Curt Coulter v. Andrew Makrides, J. Robert Saron, George W. Kromer, Michael G. Norman, August Lentricchia, Steven Maclaren, Gregory Alan Konesky, Moshe Citronowicz, Peter Pardoll, Leonard Keen and Bovie Medical Corp., Civil Action File No. 8:11-cv-02020-JSM-TBM (the “Derivative Litigation”), or to any attorney, investigator or agent of any plaintiff in the Derivative Litigation.

a.
Limited Exceptions to Confidentiality.  The confidentiality obligations set forth in this Section shall not apply (i) to disclosures made to internal employees of Bovie with a reasonable business need to know, or the financial, accounting, legal and other advisors of the Parties; provided, however, that any person or entity receiving such knowledge must agree to keep the existence and all terms of this Agreement confidential; (ii) where disclosure is the subject of a legal demand asserted with the authority and jurisdiction of a court or governmental entity, e.g., by virtue of a validly issued subpoena; provided, however, that the Party receiving such demand complies with the procedure set forth herein; or (iii) to the extent disclosure is required to enforce the terms of this Agreement.  Notwithstanding the above, Bovie shall be authorized to disclose the existence of the Agreement or its terms as necessary to make public filings and other public disclosures in order to comply with its obligations under federal securities laws and regulations, including the filing of this Agreement if necessary.

b.
Procedure for Certain Disclosures.  In the event disclosure of the existence or terms of this Agreement through production of documents or by testimony is the subject of a legal demand asserted with the authority and jurisdiction of a court or governmental entity, the Party receiving such demand in the form of a subpoena, court order or other request sanctioned by law shall notify the other Party of such demand by written notice as specified in Section 26 below (or as amended hereafter) to provide the other Party with an opportunity to quash or defend against any disclosure of any kind concerning this Agreement within the time prescribed by law.  The Party receiving such demand shall be entitled to disclose such information after giving the required notice if the other Party does not attempt to quash the demand for such disclosure.

c.
Press Releases.  Without limiting the generality of the foregoing, Bovie and Livneh shall have the right to issue a joint press release regarding this Agreement.  Except as otherwise provided herein, this press release shall be the Parties’ only press release, statement to the media, or public statement regarding this Agreement.  After the press release has been issued, if the Parties are asked about the Agreement or the Litigation, they are authorized to say only that the “matter was resolved.”

11.
Non-Disparagement.  Livneh agrees that, except as required by law or rule, or pursuant to a subpoena from a court of competent jurisdiction, henceforth he shall cease and refrain from making any disparaging or defamatory remarks or comments regarding Bovie, Makrides or Citronowicz.  Bovie, Makrides and Citronowicz agree that, except as required by law or rule, or pursuant to a subpoena from a court of competent jurisdiction, henceforth they shall cease and refrain from making any disparaging or defamatory remarks or comments regarding Livneh.  Notwithstanding the foregoing, the Parties agree that this non-disparagement clause shall not prohibit the Parties from making whatever statements they deem necessary for the protection of their interests in any pending or threatened litigation against that Party.

9

12.
Destruction of Materials.  Within ten (10) days of the time the Stipulations of Dismissal of Prejudice are filed, Livneh and his counsel shall certify that they have returned or destroyed all documents or electronically stored information produced by Bovie in the Florida Litigation, including all deposition transcripts and exhibits thereto.  In particular, and without limiting the generality of the foregoing, Livneh agrees and acknowledges that he shall not disclose any documents, electronically stored information or deposition transcripts or exhibits thereto, or any information contained in such documents, electronically stored information or deposition transcripts or exhibits, to Bruce A. Arbit, Curt Coulter, or any other plaintiff in the Derivative Litigation, or to any attorney, investigator or agent of any plaintiff in the Derivative Litigation.

a.
Limited Exception to Destruction of Materials.  Notwithstanding the foregoing, Cohen, Lerner & Rabinovitz, P.C., counsel for Livneh, or any other attorney named by Livneh within thirty (30) days after the execution of this Agreement by all of the Parties hereto, may retain one copy of documents or electronically stored information produced by Bovie in the Florida Litigation for up to seven (7) years, for the sole purpose of complying with applicable legal or ethical document retention requirements and/or use in any disputes or litigation with Livneh.  Counsel for Livneh stipulates that such documents shall be retained either in their office (currently located at the address set forth in Section 26, below), or at a locked, secure off-site storage facility maintained by a reputable outside vendor, and that they shall not permit any person outside of the firm, including but not limited to Livneh, with access to such files.  In the event that counsel for Livneh ever proposes to utilize such documents in any dispute or litigation, they shall provide prior notice to Bovie in compliance with Section 10(b).

13.
Liquidated Damages.  The Parties agree that any violation by them of the provisions of Sections 10, 11 or 12 of this Agreement shall constitute a material breach of this Agreement; provided, however, that such material breach shall not relieve Livneh or Bovie or any other Party of their other obligations under the Agreement.  Livneh and Bovie also agree that in the event of any such breach of Sections 10, 11 or 12, the amount of damages shall be difficult or impossible to quantify.  As a result, the Parties agree to pay to each other as liquidated damages Five Thousand and No/100ths U.S. Dollars ($5,000.00) for each established violation of Section 10, 11 or 12.

14.
Notice of Breach; Opportunity to Cure.  Should a Party contend that the other Party has breached a provision of this Agreement, then the Party contending that a breach has occurred shall provide written notice of the breach to the allegedly breaching Party specifying in detail the nature of the breach.  The allegedly breaching Party shall have thirty (30) days from receipt of the notice of breach to cure such breach.  In the event the breach is not cured within those thirty (30) days, then the non-breaching Party may take any actions it deems as necessary to enforce the terms of this Agreement or its rights hereunder.

15.
Further Assurances.  The Parties agree to (a) furnish upon request to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things, all as the other Parties may reasonably request for the purpose of carrying out the intent of this Agreement.

16.
Non-Admission.  This Agreement is entered into solely in order to compromise and settle disputed claims, without any acquiescence, acknowledgement, or agreement by any Party as to the merit of any actions, causes of action, suits, debts, dues, sums of money, accounts, damages, expenses, attorneys fees, costs, punitive damages, penalties, judgments, claims or demands released herein.  Neither this Agreement nor any part thereof shall be, or be used as, evidence or an admission of liability by anyone, at any time, for any purpose.

17.
Basis for Settlement.  Each Party acknowledges and agrees that the terms of this Agreement are, and have been agreed to, for their mutual convenience, in part to avoid the expense, distraction, risk and uncertainty of further litigation, and after considering the risks of litigation and the circumstances of their respective businesses.  Each Party also acknowledges and agrees that it has relied entirely on its own judgment, belief and knowledge (including its judgment, belief and knowledge with respect to the foregoing, the extent and duration of the claimed damages in the Florida Litigation and New York Litigation, and the value of settling the Florida Litigation and New York Litigation at this time) and the advice and recommendations of its own independently selected counsel, and, accordingly, neither it nor anyone acting on its behalf shall (or shall have the right to) deny or challenge the validity of this Agreement or any of the obligations of the Parties hereunder.

10

18.
Representations and Warranties.  Each Party hereto acknowledges and agrees that (a) it or he has been represented by independent counsel of such Party’s own choosing; (b) it or he has had the full right and opportunity to consult with such counsel, and to the extent that it or he desired, it or he availed itself of this right and opportunity; (c) it or he, or its authorized officers (as the case may be) have carefully read and fully understand this Agreement in its entirety and have had it fully explained to them by its or his counsel; (d) it or he is fully aware of the contents of this Agreement and its meaning, intent and legal effect; (e) it or he is not relying on any representations, oral or written, other than those expressly contained herein; and (f) it or he, or its authorized officer (as the case may be) is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence.  Each Party represents and warrants that (x) it or he has the full power to enter into this Agreement; (y) it or he has the sole right and authority to grant the dismissals and releases to be granted by it hereunder, without the need for any licenses, releases, consents, approvals or immunities not yet granted or obtained; and (z) it or he has not assigned or transferred any right or interest in the Litigation or released claims, as the case may be, to any other person or entity.

19.
Assumption of Risk and Investigation of Facts.  In making and executing this Agreement, the Parties have not relied upon any statement or representation, oral or written, made by any other Party with regard to any of the facts involved in any dispute or possible dispute between the Parties, or with regard to any of their rights or asserted rights, or with regard to the advisability of making and executing this Agreement, other than statements and representations contained within this Agreement.  The Parties hereby expressly assume the risk of any mistake of fact or that the true facts might be other than or different from the facts now known or believed to exist, and it is the express intention of the Parties to forever settle, adjust and compromise any and all disputes between the Parties, finally and forever, and without regard to who may or may not have been correct in their respective understandings of the facts or the law relating thereto.  Each Party has made such investigation of the facts and the law pertaining to the matters described in this Agreement as he or it deems necessary, and has not relied and do not rely on any promise or representation made by any other Party with respect to any such matters, other than statements and representations contained within this Agreement.

20.
Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Parties and their heirs, executors, administrators, assigns, successors, beneficiaries, employees and agents, and all other persons or entities asserting claims by, on behalf of, or through them based or founded upon any of the claims released herein.  This Agreement may not be assigned by a Party without the prior written consent of the other Parties, which consent shall not be unreasonably withheld or delayed.  Notwithstanding the foregoing, a Party has the right to assign this Agreement, without the other Parties’ consent, to a person or entity that succeeds to all or substantially all of a Party’s business or assets relating to this Agreement, whether by sale, merger, operation of law or otherwise, provided that such assignee or transferee agrees in writing to be bound by the terms and conditions of this Agreement, and provided further that no such assignment shall limit the effectiveness of the releases set forth in this Agreement or excuse any obligations of the assigning Party under this Agreement.

21.
Severability.  The Parties agree that, in the event that any provision of this Agreement shall be determined by any court of competent jurisdiction to be illegal, unreasonable or unenforceable, such provision shall be deemed to be modified to permit its enforcement to the maximum extent permitted by law.  The invalidity of any part of this Agreement shall not render invalid the remainder of this Agreement.

22.
Entire Agreement.  This Agreement constitutes the entire agreement by and among the Parties regarding the subject matter contained herein and supersedes all prior and contemporaneous undertakings and agreements by and among the Parties, whether written or oral, with respect to such subject matter.  This Agreement may not be amended except by a writing executed by all Parties.

11

23.
Construction.  This Agreement has been negotiated by the Parties and shall be interpreted fairly in accordance with its terms and without any construction in favor of or against any of the Parties.  The interpretation and construction of this Agreement shall be subject to the following provisions:  (a) words importing the singular meaning include where the context so admits the plural meaning and vice versa; (b) the terms “and” and “or” as used herein shall mean both the conjunctive and the disjunctive, so that one word or the other may be taken accordingly as the one or the other (i.e., “and/or”); (c) the word “any” shall mean “all” or “one out of several”; (d) references to any person shall include natural persons and partnerships, firms and other incorporated bodies and all other legal persons of whatever kind and however constituted; (e) the words “include”, “includes” and “including” are to be construed as if they were immediately followed by the words “without limitation”; and (f) captions and headings used herein are inserted for convenience only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement.

24.
Waiver.  Failure by any Party to insist upon strict performance of any provision herein by any other Party shall not be deemed a waiver by such Party of its rights or remedies or a waiver by it of any subsequent default by such other Party, and no waiver shall be effective unless it is in writing and duly executed by the Party entitled to enforce the provision being waived.

25.
Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, any of which shall be deemed an original, and all of which together shall constitute one and the same instrument, notwithstanding that all Parties are not a signatory to the original or the same counterpart.  Facsimile signatures shall be treated as originals.

26.
Notices.  All notices required or permitted hereunder shall be in writing and shall be: (a) sent by telex or facsimile transmission (to be effective when receipt is acknowledged unless sent after 5:00 p.m. on any business day, in which event notice shall be deemed received on the next business day); (b) personally delivered; (c) sent by certified mail, return receipt requested; or (d) sent by a nationally recognized, commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid and, except as otherwise provided in this Section, shall be deemed given when personally delivered or when placed in the possession of such mail or delivery service, and addressed to the Parties, as follows:

To Bovie:

Mr. Andrew Makrides
Chief Executive Officer
Bovie Medical Corporation
734 Walt Whitman Road
Melville, NY  11747

To Makrides:

Mr. Andrew Makrides
734 Walt Whitman Road
Melville, NY  11747

To Citronowicz:

Mr. Moshe Citronowicz
5115 Ulmerton Road
Clearwater, FL 33760

If to Bovie, Makrides or Citronowicz, with a copy to:

Matthew T. Gomes, Esq.
Nelson Mullins Riley & Scarborough LLP
Atlantic Station / 201 17th Street, NW
Suite 1700
Atlanta, GA  30363
Facsimile:  (404) 322-6050

12

To Livneh, Henvil and/or Lican:

Mr. Steve Livneh
440 Dalhousie Street
Amhertsburg, Ontario, Canada N9V 1X3

with a copy to:

Matthew W. Schlegel, Esq.
Kupelian Ormond & Magy, P.C.
25800 Northwestern Highway, Suite 950
Southfield, MI  48075
Facsimile:  (248) 357-7488

If a Party’s notice address or contact person changes, that Party shall notify the other Party of the change in writing within thirty (30) days sent to the present notice address.

27.	Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to principles of conflicts of laws.

28.
Forum Selection and Exclusive Jurisdiction.  Each Party (a) hereby irrevocably submits itself to and consents to the exclusive jurisdiction of the United States District Court for the Middle District of Florida (or, if such court lacks jurisdiction, the courts of the State of Florida) for the purposes of any action, claim, suit or proceeding arising from or relating to this Agreement, and (b) hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, claim, suit or proceeding, any argument that it is not personally subject to the jurisdiction of such court(s), that the action, claim, suit or proceeding is brought in an inconvenient forum, or that the venue of the action, claim, suit or proceeding is improper.  In the event of the commencement of an action to enforce this Agreement, the Parties stipulate to the arbitration of such action with Peter Grilli as the sole arbitrator.

29.
Attorney’s Fees and Expenses.  In the event of any litigation between the Parties arising out of this Agreement, the prevailing Party or Parties shall have the right to collect from the other Party or Parties its, his or their reasonable costs and necessary disbursements and attorney’s fees incurred in enforcing this Agreement.

13

The undersigned acknowledges that its authorized signatory has read and understands the foregoing Confidential Settlement Agreement and Mutual General Release, and that the undersigned agrees to the same and voluntarily executes the same this _____ day of ____________________, 2011.

Bovie Medical Corporation

By:

Print Name:

Title:

The undersigned acknowledges that he has read and understands the foregoing Confidential Settlement Agreement and Mutual General Release, and that the undersigned agrees to the same and voluntarily executes the same this _____ day of ____________________, 2011.

Andrew Makrides

By:

Print Name:

Title:

The undersigned acknowledges that he has read and understands the foregoing Confidential Settlement Agreement and Mutual General Release, and that the undersigned agrees to the same and voluntarily executes the same this _____ day of ____________________, 2011.

Moshe Citronowicz

By:

Print Name:

Title:

The undersigned acknowledges that he has read and understands the foregoing Confidential Settlement Agreement and Mutual General Release, and that the undersigned agrees to the same and voluntarily executes the same this _____ day of ____________________, 2011.

Steve Livneh

By:

Print Name:

Title:

The undersigned acknowledges that its authorized signatory has read and understands the foregoing Confidential Settlement Agreement and Mutual General Release, and that the undersigned agrees to the same and voluntarily executes the same this _____ day of ____________________, 2011.

Henvil Corp. Ltd.

By:

Print Name:

Title:

The undersigned acknowledges that its authorized signatory has read and understands the foregoing Confidential Settlement Agreement and Mutual General Release, and that the undersigned agrees to the same and voluntarily executes the same this _____ day of ____________________, 2011.

Lican Developments, Ltd.

By:

Print Name:

Title:

Exhibit A

Attached hereto.

Writer’s Direct Dial:  (516) 663-6600
Writer’s Direct Fax:  (516) 663-6601

February 17, 2012

VIA E-MAIL AND REGULAR MAIL

Mr. John Ahearn
Manhattan Transfer Registrar Company
57 Eastwood Road
Miller Place, NY  11764

Re:	Bovie Medical Corporation

Dear Mr. Ahearn:

We are counsel to Bovie Medical Corporation (the “Company”).  As counsel to the Company, we have been asked to deliver to you our opinion with respect to the removal of the restrictive legend on Certificate BM-12488 (the “Certificate”) representing Two Hundred Thousand (200,000) shares (the “Shares”) of the Company’s Common Stock, $.001 par value (the “Common Stock”), registered in the name of Lican Developments Ltd (the “Selling Stockholder”), pursuant to the provisions of Rule 144(b) (“Rule 144”) as promulgated pursuant to the Securities Act of 1933, as amended (the “Act”).

In rendering this opinion, we advise you that we have been provided with and have examined photocopies of each of the following documents relating to the Selling Stockholder’s Shares, copies of which are attached hereto: (i) the Selling Stockholder’s Seller Representation Letter, dated [_____________], 2012 (the “Representation Letter”), (ii) a copy of the Certificate (front and back) issued by the Company to the Selling Stockholder and (iii) letter from the Company’s Chief Executive Officer, dated [_____________], 2012 (the “Company Letter”).  In rendering this opinion, we are assuming the accuracy of and compliance with all of the representations and warranties contained in the Representation Letter.  We have also assumed the authenticity of the signature on the Representation Letter and the Company Letter and the conformity of the copies of the Representation Letter and the Company Letter to the originals thereof.

Based on a review of the above-referenced documents and Rule 144, we are of the opinion that the removal of the restrictive legend on the Certificates may be concluded in reliance upon the provisions of Rule 144 without violation of the registration requirements of the Act.

This Opinion is being provided to you in connection with the removal of the restrictive legend on the Certificates and may not be relied upon by any other person or for any other purpose.

Very truly yours,

RUSKIN MOSCOU FALTISCHEK, P.C.

Enclosures

Exhibit B

C O N F I D E N T I A L

EXHIBIT B LIST OF MIM (METAL INJECTION MOLDING) MOLDS TO BE TRANSFERRED TO LIVNEH

I Part #	Part description

MG601AGJ	Upper/Lower Jaw Aggressive Grasper

MG602ALJ	Upper Jaw Allis Grasper

MG603ALJ	Lower Jaw Aliis Grasper

MG604ATJ	Upper Jaw Atraumatic Grasper

MG605ATJ	Lower Jaw Atraumatic Grasper

MG606BCJ	Upper/Lower Jaw Babcock Grasper

MG620BTJ	Upper Jaw Blunt Dissector

MG621BTJ	Lower Jaw Blunt Dissector

MG622DNJ	Upper Jaw Dolphin Nose Dissector

MG623DNJ	Lower Jaw Dolphin Nose Dissector

MG624MXJ	Upper Jaw Mixter Dissector

MG625MXJ	Lower Jaw Mixter Dissector

MG628ECJ	Upper Jaw Endoclinch Dissector

MG629ECJ	Lower Jaw Endoclinch Dissector

MG626MYJ	Upper Jaw Maryland Dissector

MG627MYJ	Lower Jaw Maryland Dissector

MG613LNK.	Link

MG613LNK	Link

MG650CSB	Scissor Blade

MG630JSJ	Upper Jaw Johan Grasper

MG631JSJ	Lower Jaw Johan Grasper

Exhibit C

Attached hereto.

MEG Molds

Bovie has the following molds at the vendors listed below.

RS Design (Clearwater, FL) has 2 family molds

1.	Mold with 2 parts
a.	MG111RKB = ROTARY KNOB
b.	MG211RKB = ROTARY KNOB CARTRIDGE)

2.	Mold with 3 parts
a.	MG029NUT = SPRING NUT
b.	MG050LCH = LATCH
c.	MG051LHC = LATCH CONNECTOR

Eversun (China) has 1 mold

a.	MG212RKB = ROTARY KNOB SCISSORS CARTRIDGE

Montel Plastics (Windsor, Canada) has one family mold with 3 parts

a.	MG040KNB = RELEASE KNOB
b.	MG023STM = STEM (MACHINED)
c.	MG020BDY = BODY

Exhibit D

Bovie Medical Corporation
Patent Case Status Report

BOVIE MEDICAL CORPORATION - CONFIDENTIAL & PRIVILEGED INFORMATION

								Total Amount
						Priority		Billed as Of
Matter No.	Application No.	Reg. No.	Title	Country	Filing Date	Date	Status	9/30/11	Grouping
068267.00002	11/380797	7871423	FORCEPS FOR ENDOSCOPIC OR ARTHROSCOPIC SURGERY	USA	04/28/06	04/29/05	Issued; Letters patent sent to client	$19,848.50	2
068267.00003	PCT/US2006/016519	N/A	FORCEPS FOR ENDOSCOPIC OR ARTHROSCOPIC SURGERY	PCT	04/28/06	04/29/05	Closed; entered National Phase	$25,366.02	2
068267.00004	60/828478	N/A	FORCEPS FOR ENDOSCOPIC OR ARTHROSCOPIC SURGERY	USA	10/06/06	10/06/06	Closed	$4,267.39	2
068267.00005	60/873718	N/A	FORCEPS FOR PERFORMING ENDOSCOPIC OR ARTHROSCOPIC SURGERY	USA	12/08/06	12/08/06	Closed; priority claimed by matters .00036, .00037	$2,706.50	36
068267.00006	60/539459	N/A	MULTI-MODE SURGICAL INSTRUMENTS	USA	01/26/04	01/26/04	Closed; priority claimed by matters .00007, .00008, and .00009.	$-	7
068267.00007	11/042818	7632270	MULTI-MODE SURGICAL INSTRUMENT	USA	01/25/05	01/26/04	Issued; Letters patent sent to client	$5,019.00	7
068267.00008	200510067654.7	200510067654.7	MULTI-MODE SURGICAL INSTRUMENTS	China	01/26/05	01/26/04	Issued	$7,523.43	7
068267.00009	05001556.9	1557132	MULTI-MODE SURGICAL INSTRUMENTS	EPO	01/26/05	01/26/04	Expired at end of life	$13,084.17	7
068267.00010	60/676645	N/A	FORCEPS FOR PERFORMING ENDOSCOPIC OR ARTHROSCOPIC SURGERY	USA	04/29/05	04/29/05	Closed; priority claimed by matters .00002, .00003	$-	2
068267.00011	60/717074	N/A	FORCEPS FOR PERFORMING ENDOSCOPIC OR ARTHROSCOPIC SURGERY	USA	09/14/05	09/14/05	Closed; priority claimed by matters .00002, .00003	$-	2
068267.00012	60/783777	N/A	APPARATUS AND METHOD FOR SKIN TIGHTENING AND CORRECTIVE FORMING	USA	03/17/06	03/17/06	Closed; priority claimed by matter .00016	$-	16
068267.00013	60/818702	N/A	APPARATUS AND METHOD FOR SKIN TIGHTENING AND CORRECTIVE FORMING	USA	07/05/06	07/05/06	Closed; priority claimed by matters .00016, .00020	$-	21
068267.00014	60/818159	N/A	MODULAR FORCEPS	USA	06/30/06	06/30/06	Closed; priority claimed by matters .00022, .00030	$-	22
068267.00015	60/830442	N/A	SEAL-N-CUT FORCEPS	USA	07/13/06	07/13/06	Closed; priority claimed by matters .00023	$-	23
068267.00016	11/687378	N/A	APPARATUS AND METHOD FOR SKIN TIGHTENING AND CORRECTIVE FORMING	USA	03/16/07	03/17/06	Closed; abandoned by client.	$12,250.50	16
068267.00017	06110254.4	1089638A	MULTI-MODE SURGICAL INSTRUMENTS	Hong Kong			Closed; abandoned by client.	$240.95	7
068267.00018	60/888918	N/A	MODULAR ELECTROSURGICAL ADAPTORS AND MULTI FUNCTION ACTIVE SHAFTS FOR USE IN ELECTROSURGICAL INSTRUMENTS	USA	02/08/07	02/08/07	Closed; priority claimed by .00039, .00040	$2,225.00	39
068267.00019	60/893514	N/A	MODULAR ELECTROSURGICAL ADAPTORS AND MULTI FUNCTION ACTIVE SHAFTS FOR USE IN ELECTROSURGICAL INSTRUMENTS	USA	03/07/07	03/07/07	Closed; priority claimed by .00039, .00040	$1,919.00	39
068267.00020	PCT/US2007/006738	N/A	APPARATUS AND METHOD FOR SKIN TIGHTENING AND CORRECTIVE FORMING	PCT	03/16/07	03/17/06	Closed	$5,721.50	16
068267.00021	11/773705		APPARATUS AND METHOD FOR SKIN TIGHTENING AND CORRECTIVE FORMING	USA	07/05/07	07/05/06	Pending - Final Office Action dated 08-16-2011 received.	$12,265.80	21
068267.00022	11/772517		SURGICAL INSTRUMENT WITH DETACHABLE TOOL ASSEMBLY	USA	07/02/07	06/30/06	Closed; abandoned by client.	$12,033.90	22
068267.00023	11/777677		SURGICAL SEALING AND CUTTING APPARATUS	USA	07/13/07	07/13/06	Pending - Interview Summary dated 06-022011 received.	$13,930.80	23
068267.00024	05001556.9	1557132	MULTI-MODE SURGICAL INSTRUMENTS	UK	01/26/05	01/26/04	Issued	$2,453.37	7
068267.00025	05001556.9	1557132	MULTI-MODE SURGICAL INSTRUMENTS	France	01/26/05	01/26/04	Issued	$3,399.83	7
068267.00026	05001556.9	602005001056	MULTI-MODE SURGICAL INSTRUMENTS	Germany	01/26/05	01/26/04	Issued	$6,565.20	7
068267.00027	05001556.9	28388 BE/2007	MULTI-MODE SURGICAL INSTRUMENTS	Italy	01/26/05	01/26/04	Issued	$3,285.26	7
068267.00028	05001556.9	230831712-1-8	MULTI-MODE SURGICAL INSTRUMENTS	Spain	01/26/05	01/26/04	Closed	$1,962.51	7
068267.00029	05001556.9	1557132	MULTI-MODE SURGICAL INSTRUMENTS	Poland	01/26/05	01/26/04	Closed	$4,748.34	7
068267.00030	PCT/US2007/015358	N/A	SURGICAL INSTRUMENT WITH DETACHABLE TOOL ASSEMBLY	PCT	07/02/07	06/30/06	Closed; entered National Phase	$6,131.00	22
068267.00031	PCT/US2007/015441	N/A	APPARATUS AND METHOD FOR SKIN TIGHTENING AND CORRECTIVE FORMING	PCT	07/05/07	07/05/06	Expired - at end of life; entered National Phase	$4,158.00	21
068267.00032	PCT/US2007/015930	N/A	SURGICAL SEALING AND CUTTING APPARATUS	PCT	07/13/07	07/13/06	Expired - at end of life; entered National Phase	$7,870.57	23
068267.00033	2008-509222		FORCEPS FOR ENDOSCOPIC OR ARTHROSCOPIC SURGERY	Japan	04/28/06	04/29/05	Pending; Examination report received	$13,551.08	2
068267.00034	200680020520.2	ZL200680020520	FORCEPS FOR PERFORMING ENDOSCOPIC OR ARTHROSCOPIC SURGERY	China	04/28/06	04/29/05	Issued; registration certificate sent to client	$10,360.01	2

Bovie Medical Corporation
Patent Case Status Report

								Total Amount
						Priority		Billed as Of
Matter No.	Application No.	Reg. No.	Title	Country	Filing Date	Date	Status	9/30/11	Grouping
068267.00035	06758817.8		FORCEPS FOR ENDOSCOPIC OR ARTHROSCOPIC SURGERY	EPO	04/28/06	04/29/05	EP Granted; registration certificate received	$19,249.70	2
068267.00036	11/953709		FORCEPS FOR PERFORMING ENDOSCOPIC SURGERY	USA	12/10/07	12/08/06	Pending	$10,577.50	36
068267.00037	PCT/US2007/025209	N/A	FORCEPS FOR PERFORMING ENDOSCOPIC OR ARTHROSCOPIC SURGERY	PCT	12/10/07	12/08/06	Closed; National Stage not entered	$5,582.00	36
068267.00038	61/014612	N/A	MODULAR HANDLE AND CARTRIDGES FOR BIPOLAR VESSEL SEALING AND CUTTING AND RELATED OPERATIONS	USA	12/18/07	12/18/07	Closed; priority claimed by .00042, .00043	$425.00	42
068267.00039	12/028419	8012154	MODULAR ELECTROSURGICAL ADAPTORS AND MULTI FUNCTION ACTIVE SHAFTS FOR USE IN ELECTROSURGICAL INSTRUMENTS	USA	02/08/08	02/08/07	Issued	$16,598.00	39
068267.00040	PCT/US2008/001740	N/A	MODULAR ELECTROSURGICAL ADAPTORS AND MULTI FUNCTION ACTIVE SHAFTS FOR USE IN ELECTROSURGICAL INSTRUMENTS	PCT	02/08/08	02/08/07	Closed; entered National Phase: .00055, .00056	$5,249.00	39
068267.00042	12/338431		SURGICAL APPARATUS WITH REMOVABLE TOOL CARTRIDGE	USA	12/18/08	12/18/07	Pending	$10,655.50	42
068267.00043	PCT/US2008/013931	N/A	SURGICAL APPARATUS WITH REMOVABLE TOOL CARTRIDGE	PCT	12/18/08	12/18/07	Closed; entered National Phase: .00061, .00062, .00063, .00064, .00065	$6,847.53	42
068267.00044	61/117380	N/A	DISPOSABLE FORCEPS FOR VESSEL SEALING AND CUTTING, FOR ENDOSCOPIC AND OPEN SURGERY, CAPBLE OF HYBRID (MONO-BI) RF ENERGY DELIVERY	USA	11/24/08	11/24/08	Closed; priority claimed by .00042, .00061	$720.00	42
068267.00045	61/119150	N/A	MULTI-MODE SURGICAL INSTRUMENTS, WITH REUSABLE HANDLE AND REUSABLE, DISPOSABLE OR REPOSABLE CARTRIDGES, FOR GENERAL SURGERY AND FOR VESSEL SEALING AND CUTTING, CAPABLE OF HYBRID (MONO-BI) RF ENERGY DELIVERY	USA	12/02/08	12/02/08	Closed; priorty claimed by .00042, .00061	$742.00	42
068267.00046	07796648.9		SURGICAL INSTRUMENT WITH DETACHABLE TOOL ASSEMBLY	EPO	07/02/07	06/30/06	Allowed; Instructions due to Associate to pay Issue Fee	$14,622.37	22
068267.00047	200780030538.5		SURGICAL INSTRUMENT WITH DETACHABLE TOOL ASSEMBLY	China	07/02/07	06/30/06	Pending	$6,152.69	22
068267.00048	07796668.7	N/A	APPARATUS AND METHOD FOR SKIN TIGHTENING AND CORRECTIVE FORMING	EPO	07/05/07	07/05/06	Closed; abandoned by client.	$9,473.81	21
068267.00049	200780030759.2		APPARATUS AND METHOD FOR SKIN TIGHTENING AND CORRECTIVE FORMING	China	07/05/07	07/05/06	Pending; Examination report received	$11,241.53	21
068267.00050	07810410.6		SURGICAL SEALING AND CUTTING APPARATUS	EPO	07/13/07	07/13/06	Pending	$14,657.61	23
068267.00051	200780030888.1	ZL200780030888	SURGICAL SEALING AND CUTTING APPARATUS	China	07/13/07	07/13/06	Issued; registration certificate sent to client	$9,446.03	23
068267.00052	61/156643	N/A	DISPOSABLE FORCEPS FOR VESSEL SEALING AND CUTTING FOR ENDOSCOPIC AND OPEN SURGERY, CAPABLE OF HYBRID (MON- B1) RF ENERGY DELIVERY	USA	03/02/09	03/02/09	Closed; priority claimed by matters .00057, .00058	$1,762.68	57
068267.00053	61/183124	N/A	GRASPING TONG JAWS FOR VESSEL SEALING AND HYBRID RF SURGICAL INSTRUMENTS	USA	06/02/09	06/02/09	Closed; priority claimed by matters .00059, .00060	$521.00	59
068267.00055	200880008790.0		MODULAR ELECTROSURGICAL ADAPTORS AND MULTI FUNCTION ACTIVE SHAFTS FOR USE IN ELECTROSURGICAL INSTRUMENTS	China	02/08/08	02/08/07	Pending; Examination report received	$10,614.81	39
068267.00056	08725381.1		MODULAR ELECTROSURGICAL ADAPTORS AND MULTI FUNCTION ACTIVE SHAFTS FOR USE IN ELECTROSURGICAL INSTRUMENTS	EPO	02/08/08	02/08/07	Pending	$15,172.27	39
068267.00057	12/715823		SURGICAL APPARATUS FOR TISSUE SEALING AND CUTTING	USA	03/02/10	03/02/09	Pending	$11,738.80	57

Bovie Medical Corporation
Patent Case Status Report

								Total Amount
						Priority		Billed as Of
Matter No.	Application No.	Reg. No.	Title	Country	Filing Date	Date	Status	9/30/11	Grouping
068267.00058	PCT/US2010/025891	N/A	SURGICAL APPARATUS FOR TISSUE SEALING AND CUTTING	PCT	03/02/10	03/02/09	Closed; entered National Phase	$6,047.00	57
068267.00059	12/792201		SURGICAL JAWS FOR SEALING TISSUE	USA	06/02/10	06/02/09	Pending	$7,107.24	59
068267.00060	PCT/US2010/001607	N/A	SURGICAL JAWS FOR SEALING TISSUE	PCT	06/02/10	06/02/09	Pending - Enter National Phase due: 12-02-2011; awaiting instructions from client.	$5,237.50	59
068267.00061	12/808938		SURGICAL APPARATUS WITH REMOVABLE TOOL CARTRIDGE	USA	06/17/10	12/18/07	Pending	$1,658.70	42
068267.00062	1010185.5		SURGICAL APPARATUS WITH REMOVABLE TOOL CARTRIDGE	UK	06/17/10	12/18/07	Pending	$2,506.19	42
068267.00063	2709916		SURGICAL APPARATUS WITH REMOVABLE TOOL CARTRIDGE	Canada	06/17/10	12/18/07	Pending	$3,713.80	42
068267.00064	200880125536.9		SURGICAL APPARATUS WITH REMOVABLE TOOL CARTRIDGE	China	07/26/10	12/18/07	Pending	$5,874.20	42
068267.00065	112008003419.2		SURGICAL APPARATUS WITH REMOVABLE TOOL CARTRIDGE	Germany	06/18/10	12/18/07	Pending	$7,542.18	42
068267.00066	12/974275		FORCEPS FOR PERFORMING ENDOSCOPIC OR ARTHROSCOPIC SURGERY	USA	12/21/10	04/29/05	Pending	$5,155.50	2
068267.00067			FORCEPS FOR PERFORMING ENDOSCOPIC OR ARTHROSCOPIC SURGERY	USA			Not yet filed	$460.00	2
068267.00068	06758817.8		FORCEPS FOR ENDOSCOPIC OR ARTHROSCOPIC SURGERY	France	04/28/06	04/29/05	Issued	$200.00	35
068267.00069	06758817.8		FORCEPS FOR ENDOSCOPIC OR ARTHROSCOPIC SURGERY	Germany	04/28/06	04/29/05	Issued	$200.00	35
068267.00070	06758817.8		FORCEPS FOR ENDOSCOPIC OR ARTHROSCOPIC SURGERY	UK	04/28/06	04/29/05	Issued	$200.00	35
068267.00071	10749190.4		SURGICAL APPARATUS FOR TISSUE SEALING AND CUTTING	EPO	08/16/11	03/02/09	Pending	$9,878.00	58

FILDES & OUTLAND, P.C.

Matter No.	Application No.	Reg. No.	Title	Country	Filing Date	Priority	Date Status	Total Amount Billed as of 12/27/2011
12013.001	61/198,301	N/A	VARIABLE POLARITY ELECTROSURGICAL GENERATOR AND MULTI-FUNCTION SURGICAL INSTRUMENTS USING THE VARIABLE POLARITY ELECTROSURGICAL GENERATOR	U.S.	11/3/2008	N/A	Expired
12013.002	61/198,302	N/A	SCANNING CANNULA FOR ENDOSCOPIC ELECTROSURGERY	U.S.	11/3/2008	N/A	Expired
12013.004	61/116,395	N/A	WIRELESS SCANNING CANNULA	U.S.	11/20/2008	N/A	Expired
12013.005	PCT/US2009/064185	N/A	SCANNING CANNULA	INT	11/12/2009	61/116,395	Expired
12013.006	13/127,577		SCANNING CANNULA	U.S.	5/4/2011	61/116,395 PCT/US2009/064185	Pending - 12/28/2011
12013.007	200980146205.8		SCANNING CANNULA	China	11/12/2009	61/116,395 PCT/US2009/064185	Pending - 12/28/2011

Exhibit E

Attached hereto.

UNITED STATES DISTRICT COURT
MIDDLE DISTRICT OF FLORIDA
TAMPA DIVISION

BOVIE MEDICAL CORPORATION,

Plaintiff/Counterclaim Defendant,

vs.

STEVE LIVNEH, HENVIL CORP. LTD., and LICAN DEVELOPMENTS LTD.,

Defendants/Counterclaim Plaintiffs/Third Party Plaintiffs,

vs.

MOSHE CITRONOWICZ and ANDREW MAKRIDES,

Third Party Defendants.
Case No. 8:10-cv-01527-SCB-EAJ
/

STIPULATION OF DISMISSAL WITH PREJUDICE

COME NOW Plaintiff Bovie Medical Corporation, Defendants Steve Livneh, Henvil Corp. Ltd. and Lican Developments Ltd., and Third Party Defendants Andrew Makrides and Moshe Citronowicz, by and through their attorneys, and, pursuant to Federal Rule of Civil Procedure 41, hereby dismiss this action and all claims, counterclaims and third-party or cross-claims asserted herein with prejudice to their refiling.  All parties shall bear their own costs.

Respectfully submitted this 1st day of March, 2012.

/s Matthew T. Gomes, Esq.	/s Chris A. Barker, Esq.
S. Wade Malone
Georgia Bar No. 468015
(Admitted Pro Hac Vice)
wade.malone@nelsonmullins.com
Matthew T. Gomes
Georgia Bar No. 297453
(Admitted Pro Hac Vice)
matthew.gomes@nelsonmullins.com
Nelson Mullins Riley & Scarborough LLP
Atlantic Station / 201 17th Street, NW
Suite 1700
Atlanta, GA  30363
Telephone:  (404) 322-6000
Facsimile:  (404) 322-6050

C. Everett Boyd, Jr.
Florida Bar No. 0190960
everett.boyd@nelsonmullins.com
Nelson Mullins Riley & Scarborough LLP
3600 Maclay Boulevard South / Suite 202
Tallahassee, FL  32312-1267
Telephone:  (850) 907-2502
Facsimile:  (850) 907-2554

Attorneys for Bovie Medical Corporation, Andrew Makrides and Moshe Citronowicz

Steven Z. Cohen
Michigan Bar No. P29344
(Admitted Pro Hac Vice)
Derek D. McLeod
Michigan Bar No. P66229
(Admitted Pro Hac Vice)
Cohen, Lerner & Rabinovitz, P.C.
26862 Woodward, Suite 200
Royal Oak, MI  48067
Telephone:  (248) 691-2200
Facsimile:  (248) 691-2214

Chris A. Barker
Florida Bar No. 885568
cbarker@barkerrodemsandcook.com
Barker Rodems & Cook, P.A.
501 E. Kennedy Boulevard, Suite 790
Tampa, FL  33602-5237
Telephone:  (813) 489-1001
Facsimile:  (813) 489-1008

Attorneys for Steve Livneh, Henvil Corp. Ltd.,
and Lican Developments Ltd.

Exhibit F

Attached hereto.

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------------X

BOVIE MEDICAL CORPORATION, Plaintiff, vs. STEVE LIVNEH and HENVIL CORP. LTD., Defendants.	10 Civ. 9529 (CM) (GWG)
----------------------------------------------------X

STIPULATION OF DISMISSAL with PREJUDICE

COME NOW Plaintiff Bovie Medical Corporation and Defendants Steve Livneh and Henvil Corp. Ltd., by and through their attorneys, and, pursuant to Federal Rule of Civil Procedure 41, hereby dismiss this action and all claims asserted herein with prejudice to their refiling.  All parties shall bear their own costs.

Respectfully submitted this 1st day of March, 2012.

/s Matthew T. Gomes, Esq.	/s Michael M. Horowitz, Esq.
Matthew T. Gomes
Georgia Bar No. 297453
(Admitted Pro Hac Vice)
matthew.gomes@nelsonmullins.com
Nelson Mullins Riley & Scarborough LLP
Atlantic Station / 201 17th Street, NW
Suite 1700
Atlanta, GA  30363
Telephone:  (404) 322-6000
Facsimile:  (404) 322-6050

Edward P. Boyle (EB 1294)
epboyle@venable.com
David N. Cinotti (DC 1278)
dncinotti@venable.com
Venable LLP
Rockefeller Center
1270 Avenue of the Americas, 25th Floor
New York, NY  10020
Telephone:  (212) 808-5675
Facsimile:  (212) 307-5598

Attorneys for Bovie Medical Corporation

Steven Z. Cohen
Michigan Bar No. P29344
(Admitted Pro Hac Vice)
Cohen, Lerner & Rabinovitz, P.C.
26862 Woodward, Suite 200
Royal Oak, MI  48067
Telephone:  (248) 691-2200
Facsimile:  (248) 691-2214

Michael M. Horowitz (MH 0168)
mmhorowitz@dhgattorneys.com
Michael B. Goldstein (MG 0168)
michaelgoldstein@gmail.com
Dillon Horowitz & Goldstein, LLP
11 Hanover Square
20th Floor
New York, NY 10005
Telephone:  (212) 248-4900
Facsimile:  (212) 248-2848

Attorneys for Steve Livneh and Henvil Corp.
Ltd.